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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 15, 2003





                          BOSTON SCIENTIFIC CORPORATION
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               (Exact name of registrant as specified in charter)




   DELAWARE                          1-11083                     04-2695240
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(State or other                    (Commission                 (IRS employer
jurisdiction of                    file number)              identification no.)
 incorporation)




          ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS 01760-1537
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               (Address of principal executive offices) (Zip code)




       Registrant's telephone number, including area code: (508) 650-8000


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

          On September 15, 2003, Boston Scientific Corporation (the "Company") issued a press release announcing nine-month results of its TAXUS IV clinical trial. A copy of the release is attached to this report as exhibit 99.1.





ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibit.

               99.1 Press Release issued by Boston Scientific Corporation dated September 15, 2003.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BOSTON SCIENTIFIC CORPORATION


Date:  September 16, 2003                    By:  /s/  Lawrence J. Knopf
                                                  ----------------------
                                                  Lawrence J. Knopf
                                                  Vice President and
                                                  Assistant General Counsel